UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 26, 2023

Quantum FinTech Acquisition Corporation
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-40009 (Commission File Number)	85-3286402 (I.R.S. Employer Identification No.)
4221 W. Boy Scout Blvd., Suite 300 Tampa, FL (Address of principal executive offices)	33607 (Zip Code)
(813) 257-9366 (Registrant’s telephone number, including area code) Not Applicable (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Common Stock and one redeemable Warrant	QFTA.U	The New York Stock Exchange
Common Stock, par value $0.0001 per share	QFTA	The New York Stock Exchange
Warrants, each warrant exercisable for one-half of one share of Common Stock at an exercise price of $11.50	QFTAW	OTC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01 Other Events.

Supplement to the Definitive Proxy Statement

On January 17, 2023, Quantum FinTech Acquisition Corporation (the “Company”) filed a definitive proxy statement (the “definitive proxy statement”) for the solicitation of proxies in connection with a special meeting of the Company's stockholders to be held on February 6, 2023 (the “Special Meeting”) to consider and vote on, among other proposals, a proposal to extend the date by which the Company has to consummate an initial business combination (the “Extension”) from February 9, 2023 (the “Termination Date”) to August 9, 2023 or such earlier date as determined by the board of directors (such later date, the “Extended Date,” such proposal, the “Charter Amendment Proposal”).

The Company has determined to modify the terms of the Charter Amendment Proposal, to provide that in connection with the Extension, Quantum Ventures LLC (the “Sponsor”) or its affiliates or permitted designees will deposit into a trust account established for the benefit of the Company’s public stockholders (the “Trust Account”) an amount determined by multiplying $0.055 by the number of public shares outstanding following any redemptions of public shares effected in connection with the Special Meeting, up to a maximum of $175,000, for each one-month extension until the Extended Date, unless the closing of the Company’s initial business combination shall have occurred, in exchange for a non-interest bearing, unsecured promissory note payable upon consummation of a business combination (each, an “Extension Payment”). The Company also confirms that the proceeds placed in the Trust Account in connection with the Company’s initial public offering and any Extension Payments, as well as any interest earned thereon (collectively, the “IPO Funds”), will not be used to pay for any excise tax payable pursuant to the Inflation Reduction Act of 2022 (the “IR Act”). The Company further seeks to clarify its treatment and planned use of the funds held in the Trust Account. Accordingly, the Company has determined to amend and supplement the definitive proxy statement as described in this Current Report on Form 8-K.

AMENDMENT AND SUPPLEMENT TO THE DEFINITIVE PROXY STATEMENT

1.	Certain disclosure on page 1 of the Notice of Special Meeting and page 1 of the definitive proxy statement is hereby amended and restated to read as follows:

●	a proposal to amend (the “Charter Amendment”) Quantum’s amended and restated certificate of incorporation (the “Charter”) to extend the date by which Quantum has to consummate a business combination ~~(the “Extension”)~~ for an additional six months, from February 9, 2023 (the “Termination Date”) to up to August 9, 2023, by electing to extend the date to consummate an initial business combination on a monthly basis for up to six times by an additional one month each time after the Termination Date, until August 9, 2023 or a total of up to six months after the Termination Date, or such earlier date as determined by our board of directors (the “Board”), unless the closing of the Company’s initial business combination shall have occurred, which we refer to as the “Extension,” and such later date, the “Extended Date”, provided that Quantum Ventures LLC (the “Sponsor”) (or its affiliates or permitted designees) will deposit into a trust account established for the benefit of the Company’s public stockholders (the “Trust Account”) an amount determined by multiplying $0.055 by the number of public shares then outstanding, up to a maximum of $175,000 for each such one-month extension unless the closing of the Company’s initial business combination shall have occurred, in exchange for a non-interest bearing, unsecured promissory note payable upon consummation of a business combination (each, an “Extension Payment,”~~), or such earlier date as determined by the board of directors (the “Board”) of the Company (such later date, the “Extended Date,”~~ such proposal, the “Charter Amendment Proposal”);

2.	Certain disclosure on page 2 of the Notice of Special Meeting and page 2 of the definitive proxy statement is hereby amended and restated to read as follows:

Holders (“public stockholders”) of shares of Quantum’s common stock sold in the IPO (“public shares”) may elect to redeem their shares for their pro rata portion of the funds available in the trust account in connection with the Charter Amendment Proposal and the Trust Amendment Proposal (the “Election”) regardless of whether such public stockholders vote “FOR” or “AGAINST” the Charter Amendment Proposal and the Trust Amendment Proposal, and an Election can also be made by public stockholders who do not vote, or do not instruct their broker or bank how to vote, at the special meeting. Public stockholders may make an Election regardless of whether such public stockholders were holders as of the record date. Quantum believes that such redemption right protects Quantum’s public stockholders from having to sustain their investments for an unreasonably long period if Quantum fails to find a suitable acquisition in the timeframe initially contemplated by its charter. In addition, regardless of whether public stockholders vote “FOR” or “AGAINST” the Charter Amendment Proposal and the Trust Amendment Proposal, or do not vote, or do not instruct their broker or bank how to vote, at the special meeting, if the Charter Amendment Proposal and the Trust Amendment Proposal are approved by the requisite vote of stockholders (and not abandoned), the remaining holders of public shares will retain their right to redeem their public shares for their pro rata portion of the funds available in the trust account upon consummation of a business combination.

On August 16, 2022, the Inflation Reduction Act of 2022 (the “IR Act”) was signed into federal law. The IR Act provides for, among other things, a new U.S. federal 1% excise tax (the “Excise Tax”) on certain repurchases of stock by publicly traded U.S. domestic corporations and certain U.S. domestic subsidiaries of publicly traded foreign corporations occurring on or after January 1, 2023. Any redemption of the shares of the common stock, par value $0.0001 per share, of the Company on or after January 1, 2023, such as the redemptions discussed herein, may be subject to the Excise Tax. The Company confirms that the IPO Funds, including amounts placed in the Trust Account in connection with the Company’s initial public offering and any Extension Payments, as well as any interest earned thereon, will not be used to pay for the Excise Tax.

In addition, until the earliest of (a) the consummation of the Company’s initial business combination, (b) the liquidation of the Trust Account and (c) 24 months from the anniversary of the effective date of the registration statement relating to the Company’s initial public offering, the Company will maintain the investment of funds held in the Trust Account in U.S. government securities within the meaning set forth in Section 2(a)(16) of the Investment Company Act of 1940, as amended (the “Investment Company Act”), with a maturity of 185 days or less or in money market funds investing solely in United States government treasury obligations and meeting the conditions of paragraphs (d)(1), (d)(2), (d)(3) and (d)(4) of Rule 2a-7 under the Investment Company Act (or any successor rule). In the event that the Extension is implemented as described in this definitive proxy statement, then following the 24-month anniversary of the effective date of the registration statement relating to the Company’s initial public offering, the Company plans to maintain the remaining amount in the Trust Account in an interest-bearing demand deposit account at a bank.

3.	Certain disclosure on page 1 of “Questions and Answers About the Special Meeting” of the definitive proxy statement is hereby amended and restated to read as follows:

●	a proposal to amend Quantum’s Charter to extend the date by which Quantum has to consummate a business combination for up to an additional six months, from February 9, 2023 to ~~August 9, 2023 or such earlier date as determined by the Board of the Company~~ up to the Extended Date, provided that the Sponsor (or its affiliates or permitted designees) will deposit into the Trust Account the Extension Payment for each such one-month extension;

4.	Certain disclosure on page 5 of the definitive proxy statement under the “Questions and Answers About the Special Meeting” section is hereby amended and restated to read as follows:

If the Charter Amendment Proposal and the Trust Amendment Proposal are approved and the Board decides to implement the Charter Amendment Proposal and the Trust Amendment Proposal, each one-month extension of the Termination Date is subject to the Sponsor or its affiliates or permitted designees contributing to the Company a loan, referred to herein as the Extension Payment, in the amount determined by multiplying $0.055 by the number of public shares then outstanding, up to a maximum of $175,000 for each such one-month extension, in each case to be deposited into the Trust Account prior to the then-current deadline to complete an initial business combination. Furthermore, the removal of the Withdrawal Amount from the trust account will reduce the amount remaining in the trust account and increase the percentage interest of Quantum’s common stock held by Quantum’s directors and officers through the founder shares.

5.	Certain disclosure on page 17 of the definitive proxy statement under the “Charter Amendment Proposal” section is hereby amended and restated to read as follows:

Quantum is proposing to amend its charter to extend the date by which Quantum has to consummate an initial business combination from February 9, 2023 to up to the Extended Date, provided that the Sponsor (or its affiliates or permitted designees) will deposit into the Trust Account the Extension Payment for each one-month extension beyond February 9, 2023.

6.	Certain disclosure on pages 17 and 22 of the definitive proxy statement under the “The Charter Amendment Proposal” section is hereby amended and restated to read as follows:

Quantum’s IPO prospectus and charter provide that Quantum has until February 9, 2023 to consummate a business combination. While we entered into the Business Combination Agreement on November 16, 2022, the Board currently believes that there will not be sufficient time before February 9, 2023 to complete a business combination. The affirmative vote of the holders of at least sixty-five percent (65%) of all outstanding shares of common stock is required to extend Quantum’s corporate existence, except in connection with, and effective upon consummation of, a business combination. Additionally, Quantum’s IPO prospectus and charter provide for all public stockholders to have an opportunity to redeem their public shares in the case Quantum’s corporate existence is extended as described above. Because Quantum continues to believe that a business combination would be in the best interests of Quantum’s stockholders, and because Quantum will not be able to conclude a business combination within the permitted time period, Quantum has determined to seek stockholder approval to extend the date by which Quantum has to complete a business combination beyond February 9, 2023 to up to the Extended Date, provided that the Sponsor (or its affiliates or permitted designees) will deposit into the Trust Account the Extension Payment for each one-month extension beyond February 9, 2023.

7.	Certain disclosure on page A-1 of Annex A of the definitive proxy statement is hereby amended and restated to read as follows:

9.1(b) Immediately after the Offering, a certain amount of the net offering proceeds received by the Corporation in the Offering (including the proceeds of any exercise of the underwriters’ over-allotment option) and certain other amounts specified in the Corporation’s registration statement on Form S-1, as initially filed with the Securities and Exchange Commission (the “SEC”) on January 19, 2021, as amended (the “Registration Statement”), was deposited in a trust account (the “Trust Account”), established for the benefit of the Public Stockholders (as defined below) pursuant to a trust agreement described in the Registration Statement. Except for the withdrawal of interest income (if any) to pay the Corporation’s taxes, if any, none of the funds held in the Trust Account (including the interest earned on the funds held in the Trust Account) will be released from the Trust Account until the earliest to occur of (i) the completion of the initial Business Combination, (ii) the redemption of 100% of the Offering Shares (as defined below) if the Corporation does not complete its initial Business Combination by February 9, 2023; provided that the Company may extend such date by up to an additional six months, to up to August 9, 2023, provided that Quantum Ventures LLC (or its affiliates or permitted designees) will deposit into the Trust Account an amount determined by multiplying $0.055 by the number of public shares then outstanding, up to a maximum of $175,000 for each such one-month extension, unless the closing of the Corporation’s Business Combination shall have occurred, for such extension in exchange for a non-interest bearing, unsecured promissory note payable upon consummation of a Business Combination, or such earlier date as determined by the Board (as applicable, the “Termination Date”), subject to applicable law, and (iii) the redemption of Offering Shares in connection with a stockholder vote to approve an amendment to this Amended and Restated Certificate (A) to modify the substance or timing of the Corporation’s obligation to redeem 100% of the Offering Shares if the Corporation has not completed an initial Business Combination by the Termination Date or (B) with respect to any other provisions relating to stockholders’ rights or pre-initial Business Combination activity (as described in Section 9.7). Holders of shares of the Common Stock included as part of the units sold in the Offering (the “Offering Shares”) (whether such Offering Shares were purchased in the Offering or in the secondary market following the Offering and whether or not such holders are Quantum Ventures LLC, Chardan Quantum LLC (collectively, the “Co-Sponsors”) or the officers or directors of the Corporation, or any affiliates of any of the foregoing) are referred to herein as “Public Stockholders.”

8.	Certain disclosure on the proxy card of the definitive proxy statement is hereby amended and restated to read as follows:

Proposal 1 — The Charter Amendment Proposal

Amend the Company’s Amended and Restated Certificate of Incorporation to extend the date by which the Company has to consummate a business combination for up to an additional six months, from February 9, 2023 to up to August 9, 2023, or such earlier date as determined by the board of directors of the Company, provided that the Sponsor (or its affiliates or permitted designees) will deposit into the Trust Account the Extension Payment for each such one-month extension.

Item 9.01. Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Quantum FinTech Acquisition Corporation

By:	/s/ John Schaible
Name: John Schaible Title: Chief Executive Officer

Date: January 26, 2023